                CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED
          AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT
               HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                              DEVELOPMENT AGREEMENT

         This agreement ("Agreement") is made as of June 12, 1996, by and between Quantum Effect Design, Inc., a California corporation having its principal place of business at 3255-3 Scott Blvd., Santa Clara, California 95054 ("QED") and Integrated Device Technology, Inc., a Delaware corporation having its principal place of business at 2975 Stender Way, Santa Clara, CA 95054 ("IDT").

         WHEREAS, IDT is a licensee of SGI's Triton microprocessor (also known as the IDT R5000); and

         WHEREAS, QED developed the R5000 for SGI; and

         WHEREAS, IDT desires to hire QED to modify IDT's R5000; and

         WHEREAS, QED desires to modify IDT's R5000 as a work for hire:

         NOW, THEREFORE, the parties agree as follows:

1.       MODIFICATION OF R5000.

1.1 QED shall deliver to IDT, in accordance with the terms and conditions hereinafter set forth, REV 2.X of the IDT R5000 (hereinafter, the "Product").

1.2 QED shall develop the Product in a first class workmanlike manner compatible with IDT's design rules and in all manner and respects compatible with IDT's process capability.

1.3 All revisions to Product specifications shall be effective only if made in writing and signed by each party hereto. All signed modified Product specifications shall be attached hereto and shall supersede the earlier version.

2. DELIVERY. QED shall deliver the Product to IDT on or about June 13, 1996.

3. DELIVERABLES. QED shall deliver to IDT the database for the Product in all ways sufficient and complete to enable one reasonably skilled in the art to create a fully functional state of the art mask set.

4.       PAYMENT BY IDT.

4.1 IDT shall pay to QED a continuing royalty of [*] of the Net Sales Proceeds of the Product and derivatives thereof. Royalties shall be payable quarterly within forty-five days after the end of each of IDT's fiscal quarters. No royalty shall be payable on sales of the Product to SGI.

4.2 IDT shall keep true and accurate books of account and shall keep and maintain for a period of not less than four years, all records, documents and other instruments relating to Net Sales Proceeds of the Product in reasonable detail to enable QED to verify that


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       1.

         royalties due under this Agreement have been properly paid. Such records shall include (i) net units shipped by IDT to customers other than distributors, (ii) net units shipped by IDT to its distributors, (iii) net revenue on such shipments from all customers other than distributors, (iii) net units shipped by IDT to its distributors, (iv) net revenue on shipments by IDT to its distributors, and (v) to the extent reasonably available to IDT, net unit sales, net revenues, and inventory of IDT's distributors. In any calendar year, not more frequently than once such year, QED shall have the right to designate a firm of certified or chartered public accountants, reasonably acceptable to IDT, to inspect IDT's relevant books of accounts, records, documents and instruments relating to royalty payments made hereunder to ascertain the accuracy of reports and payments. Such public accountants shall execute confidentiality agreements with IDT in form and substance acceptable to IDT. No officer or employee of QED shall have the right to inspect such records directly. In the event any such audit shall reveal that IDT failed to pay at least 90% of the amount required to be paid to QED hereunder in any year, then, in any such event, IDT shall pay the amount it failed to pay and the cost of such audit. In all other cases, QED shall bear the cost of any such audit.

5.       CONFIDENTIALITY.

5.1 "Confidential Information" is all information identified in writing as confidential, trade secret or proprietary information and all information which the receiving party knows or has reason to know is confidential, trade secret or proprietary information. All information which is licensed to IDT by SGI or which was or is hereafter provided directly or indirectly by SGI to IDT shall be Confidential Information subject to the terms of this Section 5. However, no information shall be Confidential Information and nothing in this Agreement shall limit a party's right to use and disclose it if it: (a) is, at the time of disclosure, in the public domain, (b) has been disclosed by IDT (or SGI in the case of SGI's information) to others without any obligation of confidentiality or such disclosed information became part of the public domain by publication or otherwise without a breach of any obligation of confidentiality, (c) was known by a party at the time of disclosure without any obligation of confidentiality whether written, oral, implied, or (d) was disclosed to such party by a third party without breach of any obligation of confidentiality, or (e) is independently created by a party without use of any Confidential Information of the other party.

5.2 QED may use Confidential Information solely to develop the Product and for no other purpose. QED shall at all times take every reasonable precaution to protect the confidentiality of the Confidential Information and shall use at least the same degree of care as it uses in protecting QED's valuable trade secrets and proprietary information but in no case less than due care under the circumstances.

6.       OWNERSHIP OF PRODUCT.

6.1 IDT shall be the sole and exclusive owner of the modifications to the R5000 made by QED hereunder and embodied in Product.



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       2.

7. CHOICE OF LAW. This Agreement is made in and shall be construed in accordance with the laws of the state of California.

8. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof. This Agreement may only be modified by a written instrument signed by each party hereto.

9. WAIVER. No waiver of any right or default hereunder shall constitute a waiver of the right or default in any subsequent exercise thereof.

10. TIME LIMIT FOR SUIT. Any action by QED or IDT hereunder must be commenced within one year of the date the cause of action arose.

11. SEVERABILITY. If any provision of these terms and conditions shall be ruled unenforceable, then the remainder shall be enforced to the extent permissible.

12. TERM. This Agreement shall remain in effect so long as IDT shall manufacture and/or sell the Product.

12.1 IDT's obligation to pay royalties (and audit rights) thereon to QED hereunder shall continue so long as IDT shall sell the Product.

12.2 In the event of a breach of any material obligation by a party hereto, the damaged party shall notify the breaching party of such breach by notice. The breaching party shall have thirty days to cure such breach. In the event the breaching party shall fail to cure such breach within said thirty days, the innocent party may thereafter terminate this Agreement forthwith by notice.

12.3 Neither party shall be liable for any delay in performing any obligation hereunder due to causes beyond its reasonable control, including, without limitation, acts of the judiciary, natural disaster, war, or civil unrest. In the event of any such delay, the time for performance by the affected party shall be extended for a period equal to the period of such delay.

13. NOTICES. Any notice or consent required or permitted to be granted, obtained or sent hereunder shall be duly given if in writing and shall be effective when personally delivered or mailed, postage prepaid, as follows:

If to IDT:                 President and Chief Executive Officer
                           Integrated Device Technology. Inc.
                           2975 Stender Way
                           Santa Clara, CA 95054




[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       3.

         With a copy to:

                           Jack Menache
                           Attorney at Law
                           4073 Eagle Nest Lane
                           Danville, CA 94506-5811

         If to QED:        President
                           Quantum Effect Design.  Inc.
                           3255-3 Scott Blvd.
                           Santa Clara, California 95054

         With a copy to:

                           Jerrold Petruzzelli, Esq.
                           Holtzman, Wise & Shepard
                           3030 Hansen Way
                           Palo Alto, CA 94306

         Each party shall have ten days following receipt of any notice of breach or default to cure such breach or default and any such cure shall be promptly communicated to the other party in writing.

14. ASSIGNMENT. Neither party shall assign this Agreement to any other party, by operation of law or otherwise, without the prior consent of the other.

         IN WITNESS WHEREOF, the parties have signed this Development Agreement as of the date first above written.


Integrated Device Technology, Inc.        Quantum Effect Device, Inc.


By: /s/                    6/14/96        By: /s/                      6/14/96
    --------------------------------          --------------------------------


Title:  Vice President & General          Title:  Vice President Marketing and
        Manager                                   Sales
       -----------------------------             -----------------------------





[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       4.

                                                                  June 14, 1996

                   CONFIDENTIAL INFORMATION TRANSMITTAL RECORD



         To:      Integrated Device Technology
         By:      Quantum Effect Design

         8mmTAR tape containing

                  ARIEL-2.1 RTL, SCHEMATIC AND LAYOUT DATABASE







         delivered to person signed below.




----------------------   ---------------    ---------------    ---------------
         IDT                  Date                QED               Date






[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       1.